                                                                   EXHIBIT 10.31


NOTICE OF GRANT OF STOCK OPTIONS                      COR THERAPEUTICS, INC.
AND OPTION AGREEMENT                                  ID: 94-3060271
                                                      256 E. Grand Avenue
                                                      S. San Francisco, CA 94080

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                                    Option Number: [option #]
                                    Plan: 1998 Non-officer Equity Incentive Plan
[Name & Address]                    ID: [ID #]

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Effective [date], you have been granted a(n) Non-Qualified Stock Option to buy
[shares] of COR Therapeutics, Inc. (the Company) stock at [price] per share.

The total option price of the shares granted is [price x shares.]

Shares in each period will become fully vested on the date shown.

       Shares          Vest Type         Full Vest         Expiration
       ------          ---------         ---------         ----------




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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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COR Therapeutics, Inc.                         Date



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[Name]                                         Date